UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 4, 2017

MOODY NATIONAL REIT II, INC.

(Exact Name of Registrant as Specified in Its Charter)

Maryland (State or other jurisdiction of incorporation)	333-198305 (Commission File Number)	47-1436295 (I.R.S. Employer Identification No.)

6363 Woodway Drive, Suite 110

Houston, Texas  77057

(Address of principal executive offices, including zip code)

(713) 977-7500

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 1.01.	Entry Into a Material Definitive Agreement.

Renewal of Advisory Agreement

Moody National REIT II, Inc. (the “Company”), Moody National Operating Partnership II, L.P., the Company’s operating partnership (the “Operating Partnership”), and Moody National Advisor II, LLC, the Company’s advisor (the “Advisor), previously entered into that certain Advisory Agreement, dated as of January 12, 2015 and effective January 20, 2015 (the “Advisory Agreement”), which had an initial one-year term, subject to renewals by the Company’s board of directors (the “Board”) for an unlimited number of successive one-year periods. On January 4, 2017, the Company entered into Amendment No. 2 to the Advisory Agreement (the “Amendment”), effective as of January 20, 2017, whereby the term of the Advisory Agreement was extended for an additional one-year term expiring January 20, 2018. The terms of the Advisory Agreement otherwise remain unchanged.

The foregoing is qualified in its entirety by the Amendment, a copy of which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Item 7.01.	Regulation FD Disclosure.

On January 6, 2017, the Company issued a letter to its stockholders announcing an amendment to its share repurchase program (the “Share Repurchase Program”), as discussed in greater detail in Item 8.01 below. A copy of the letter to stockholders is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The information furnished under this Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, and shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, unless it is specifically incorporated by reference therein.

Item 8.01.	Other Events.

Amendment to Share Repurchase Program

On January 4, 2017, the Board amended the Share Repurchase Program to provide that the Board may amend, suspend or terminate the Share Repurchase Program at any time upon 10 days’ prior written notice to the Company’s stockholders, which notice may be provided by including such information (a) in a Current Report on Form 8-K or in the Company’s annual or quarterly reports, all publicly filed or furnished with the Securities and Exchange Commission, or (b) in a separate mailing to the Company’s stockholders. The terms of the Share Repurchase Program otherwise remain unchanged.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

The exhibits filed as part of this Current Report on Form 8-K are identified in the Exhibit Index immediately following the signature page of this report. Such Exhibit Index is incorporated herein by reference.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: January 6, 2017	MOODY NATIONAL REIT II, INC.
	By:	/s/ Brett C. Moody
Brett C. Moody
Chief Executive Officer and President

EXHIBIT INDEX

Exhibit No.	Description
10.1	Amendment No. 2 to the Advisory Agreement, dated as of January 4, 2017, by and among Moody National REIT II, Inc., Moody National Operating Partnership II, L.P. and Moody National Advisor II, LLC

99.1	Moody National REIT II, Inc. Letter to Stockholders dated January 6, 2017